                                       [LOGO OF NUVEEN INVESTMENTS APPEARS HERE]


--------------------------------------------------------------------------------
Nuveen Floating Rate Fund
--------------------------------------------------------------------------------

               Annual Report dated May 31, 2001
               -----------------------------------------------------------------

For investors seeking a high level of current income,
                                consistent with capital preservation.

[PHOTO APPEARS HERE]

Table of Contents

1  Dear Shareholder
3  From the Portfolio Manager
6  Fund Spotlight
7  Portfolio of Investments
11  Statement of Net Assets
12  Statement of Operations
13  Statement of Changes in Net Assets
14  Statement of Cash Flows
15  Notes to Financial Statements
18  Financial Highlights
19  Report of Independent Accountants
21  Fund Information

                             Must be preceded by or accompanied by a prospectus.

Dear Shareholder,

[PHOTO OF TIMOTHY SCHWERTFEGER APPEARS HERE]
--------------------------------------------------------------------------------
Timothy R. Schwertfeger
Chairman of the Board


At Nuveen Investments, we are committed to helping financial advisors and their clients invest well through all types of market conditions.

Over the past year, we've heard so many stories about investors who were drawn off course by placing a higher-than-usual proportion of their assets in high-risk investments. After the technology bubble burst, this overweighting led to significant investment losses that drove many investors to the sidelines, into a zone of uncertainty. As a result, many missed the attractive values compounding for those investors who continued to hold core portfolios of high-quality stocks and bonds, which continued to perform well while other market segments declined. Such experiences dramatically reinforce the importance of maintaining a consistent, long-term investment discipline and staying the course with a well-constructed, diversified portfolio.

Since 1898, generations of advisors, investors and their families have associated Nuveen with quality and dependability. Building on our heritage of leadership in municipal bond investing, we have broadened our expertise across an expanding array of equity and income investment disciplines. We will continue to seek ways to help advisors and investors participate in the many exciting investment opportunities available today. But no matter how much the investment environment might evolve, our core commitment remains to provide you and your advisor the means for building a balanced portfolio designed to systematically compound your wealth over time.

This report covers the Nuveen Floating Rate Fund, which seeks to provide income by investing primarily in senior secured bank debt.

Senior Loan Investing

Due to the priority claim on borrower assets provided by and the floating rate nature of senior loans, these investments may offer greater stability than some other types of subordinated debt investments, such as corporate bonds. When held within a diversified portfolio of municipal bond and stock investments, the Nuveen Floating Rate Fund may help to reduce the duration risk of longer-term fixed-income assets while offsetting any volatility that may be experienced in the equity portion.

In addition to the senior loan investment style, Nuveen offers fixed-income, core growth, enhanced growth and core value investment styles through a variety of vehicles including individually managed accounts, exchange-traded funds, mutual funds and defined portfolios.

                                                         Annual Report    page 1

For more information on any Nuveen investment, including a prospectus, contact your financial advisor, call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Before investing or sending money, please read the prospectus carefully.

Thank you for your continued confidence.

Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board
July 16, 2001

--------------------------------------------------------------------------------
Since 1898, generations of advisors, investors and their families have associated Nuveen with quality and dependability. This began with our heritage in municipal bonds and continues today across an expanding array of equity and income investment disciplines. We continue to broaden our investment expertise, to provide you and your advisors with the means for building balanced portfolios -- portfolios designed to help systematically compound your wealth over time.


                                                         Annual Report    page 2

From the Portfolio Manager
                                                       NUVEEN FLOATING RATE FUND
--------------------------------------------------------------------------------

Q.   What market environment did the fund experience during the last 12 months?

A. The fiscal period began just two weeks after the last of three interest rate increases by the Federal Reserve Board in 2000, and though the economy was beginning to show signs of slowing, fundamentals still appeared strong. In the months that followed, our key concern became rising petroleum prices, which we believed could have greater negative impact on the economy overall than tightened money supply. As we entered 2001, declines in corporate spending and faltering financial markets clearly pointed to a weakening economy, making the specter of rising energy costs all the more worrisome.

     The economic downturn reduced the underlying credit quality of some borrowers, spurring a liquidity crunch in the staunchly risk-adverse capital markets and evaporating vendor financing opportunities. Reduced availability of capital forced some companies to suspend or discontinue at least a portion of operations and raised the possibility that others would be unable to avoid a negative credit event.

     Though the market environment was fraught with challenges during the period, we have become hopeful that these circumstances may yield some potential bargains that could eventually make strong contributions to the fund's performance. We also believe that some of the prevailing pessimism may be an overreaction to the perceived state of the economy, and that in time this gloom may lift. Falling interest rates and possibly an improved energy policy coming out of Washington might help alleviate some of this concern by late 2001.

Q. How did the fund perform on a total return basis during the fiscal year ended May 31, 2001, and what factors influenced its returns?

A. As shown in the chart on the following page, the fund outperformed its peer group average total returns for the one-year period and since inception. We credit this strong performance to our continued focus on credit quality and the decision to exit some negative situations before facing a major price deterioration. With the turbulence in the markets, we must react quickly to any signs of weakening credit quality within fund holdings.


Your Investment
Management Team
--------------------------------------------------------------------------------

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is senior loans, blue-chip growth stocks, large-cap value stocks, bonds or international securities. Nuveen's Senior Loan Asset Management team is led by Executive Managing Director Jeffrey Maillet. Jeff has managed senior floating rate loan products since the market's beginnings almost 20 years ago. He most recently managed more than $13 billion in this asset class before creating Nuveen's senior loan investment team. In total, he has managed the purchase of more than 2,000 senior bank issues totaling $28 billion.

Because credit research is vital to a floating rate fund, it's important to know that Jeff is supported by an experienced team of analysts. Together, these professionals follow a well-defined, disciplined investment process to seek opportunities in the senior loan market.

--------------------------------------------------------------------------------
The views expressed in this report reflect those of Nuveen Senior Loan Asset Management (NSLAM) only through the end of the reporting period indicated on the cover. NSLAM's views are subject to change at any time, based on market and other conditions.

Annual Report    page 3


Annualized Total Returns as of 5/31/01/1/

                                     One-Year  Since Inception/2/
Floating Rate                          3.54%        4.81%
Class B Shares at NAV
Lipper Loan Participation              3.25%        4.03%
Funds category average/3/

These returns handily outpaced major stock indices during this period, including the Nasdaq, which plummeted -37.80 percent, and the S&P 500, down -10.55 percent. The difficulties experienced in the equity markets during the period illustrate how a diversified asset allocation plan that includes investments like the Nuveen Floating Rate Fund may help to reduce an investor's overall risk.

The fund's dividend should rise when interest rates increase, and fall when interest rates decline. As such, the fund's dividend was increased in September 2000. The fund reduced its monthly dividend in March 2001 and again in May following the Fed's aggressive cuts in the federal funds rate, which was eased by a total of 250 basis points through May 2001. After the reporting period, the fund again reduced its dividend. However, we believe the fund's dividend remains extremely competitive.

NAV hovered between $9.80 and $10.01, before falling to $9.54 in mid-May 2001. This decline is attributable to escalating default rates, which have increased during the last two years to create a significant amount of uncertainty in the market today.

Q. What about the escalation of corporate defaults and how are they affecting the market?

A. Defaults clearly have had a negative impact on fund performance. However, by providing a priority claim on the borrower's assets, a loan's senior status can improve chances of an ultimate recovery. Portfolio Manager Data
     (PMD) analyzed 423 senior loans from the point of default to ultimate recovery on assets for the period between 1988 and 2000. The study found that the average recovery rate on defaulted senior secured bank debt was about 84 percent. By comparison, defaults in subordinated debt such as corporate bonds had a recovery rate of just 30% during the same period.

Your Fund's
Investment
Objective
-------------------------------------------------------------------------------

The investment objective of the fund is to provide you with attractive income and potential for capital preservation from a portfolio of carefully researched senior bank loans.

-------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

The fund, whose shares are continuously offered at NAV, is required to offer to repurchase shares from investors each quarter. When the fund offers to repurchase shares, investors can receive cash or may exchange their shares into the same class of shares of Nuveen's mutual funds at NAV.

/1/ Performance figures are quoted for Class B shares at net asset value. Comments cover the period ended May 31, 2001.

/2/ Fund inception date is 11/29/99. This data represents returns for the period 11/30/99-5/31/01, as returns for the Lipper Loan Participation Funds Category are calculated on a calendar-month basis.

/3/ For the Nuveen Floating Rate Fund, the Lipper Peer Group returns represent the average annualized total return of the 38 funds in the Lipper Loan Participation Funds Category for the one-year period ended May 31, 2001, and 33 funds for the period since inception.

Annual Report    page 4

     PMD also looked at recovery rates between 1997 and 2000. This period is interesting not only because it reflects more recent activity, but also because the number of defaults was notably higher than historical averages. PMD found that the average recovery rate on the 97 loans that defaulted and were worked out during this time was 79.3 percent, still significantly higher than for subordinated debt.

     Keep in mind that the 150 loans that defaulted during the period have not yet been worked out, and the ultimate resolution of these issues could weigh heavily on the average recovery rate. However, this preliminary data looks very favorable. The strong recovery rate on more recently defaulted senior bank loans may also suggest that low prices on distressed securities in the current market could offer tremendous value.

Q. What is your outlook for the senior loan market and plans for the Nuveen Floating Rate Fund?

A. We feel that much of the pricing pressure may ease and default rates should fall once a turnaround occurs in the economy. Falling interest rates should have a favorable impact on the level of economic growth as well as ease the interest burden on many borrowers. While bumpiness may continue through the third quarter, we are hopeful that the marketplace may see some improvement toward the end of 2001.

     We will continue to evaluate various sectors and credits in an attempt to identify opportunities that may arise out of the uncertainty. The supply of new senior loan assets experienced a slight fall off, but quality has appeared to increase. Looking at individual loans, we feel there is a substantial amount of value given current trading levels. Our efforts will focus on taking advantage of opportunities in the strongest sectors of the senior loan market while being mindful of the current uncertainty within the market overall.


How Your Fund
Pursues Its
Objective
-------------------------------------------------------------------------------

Nuveen Floating Rate Fund is a non-diversified, closed-end management investment company that is continuously offered. The Fund's investment objective is to seek a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective primarily by investing in senior secured loans whose interest rates float or adjust periodically based upon a benchmark interest rate index.


Annual Report    page 5

Fund Spotlight as of 5-31-01
                                                       NUVEEN FLOATING RATE FUND
--------------------------------------------------------------------------------

Quick Facts

                             A Shares    B Shares    C Shares    R Shares
---------------------------------------------------------------------------
NAV                          $9.55       $9.55       $9.55       $9.53
---------------------------------------------------------------------------
CUSIP                        67066U103   67066U202   67066U301   67066U400
---------------------------------------------------------------------------
Latest Dividend/1/           $0.0630     $0.0575     $0.0570     $0.0650
---------------------------------------------------------------------------
Inception Date               11/99       11/99       11/99       11/99
---------------------------------------------------------------------------


Annualized Total Returns/2/

                             as of May 31, 2001       as of March 31, 2001
A Shares                                    NAV                        NAV
1 - Year                                  4.23%                      6.88%
---------------------------------------------------------------------------
Since Inception                           5.50%                      7.14%
---------------------------------------------------------------------------

B Shares                     NAV          w/EWC         NAV          w/EWC
1 - Year                   3.54%          1.15%       6.18%          3.73%
---------------------------------------------------------------------------
Since Inception            4.81%          3.31%       6.44%          4.76%
---------------------------------------------------------------------------

C Shares                                   NAV                         NAV
1 - Year                                 3.42%                       6.16%
---------------------------------------------------------------------------
Since Inception                          4.68%                       6.39%
---------------------------------------------------------------------------

R Shares                                   NAV                         NAV
1 - Year                                 4.27%                       7.03%
---------------------------------------------------------------------------
Since Inception                          5.61%                       7.31%
---------------------------------------------------------------------------

Top Five Senior Loan Issuers/3/

Mueller Group, Inc.          3.7%
---------------------------------
Wyndham International, Inc.  3.7%
---------------------------------
Micro Warehouse, Inc.        3.4%
---------------------------------
Superior Telecom             3.2%
---------------------------------
Hercules, Inc.               3.0%
---------------------------------

Top Five Industries/3/
---------------------------------
Diversified Manufacturing
8.2%

Containers, Packaging & Glass
6.1%

Hotels, Motels, Inns & Gaming
6.0%

Utilities
6.0%

Aerospace/Defense
5.6%


Portfolio Stats
---------------------------------
Total Net Assets
$134.3 million

Number of Senior Loans
65

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

The fund, whose shares are continuously offered at NAV, is required to offer to repurchase shares from investors each quarter. When the fund offers to repurchase shares, investors can receive cash or may exchange their shares into the same class of shares of Nuveen's mutual funds at NAV.

/1/  Paid June 1, 2001.  This fund accrues daily.

/2/ Class B shares have an Early Withdrawal Charge (EWC) that declines from 3% to 0% over 5 years. Class C shares have an EWC of 1% for redemptions within one year, which is not reflected in the one-year total return. Class A and R shares are available under limited circumstances.

/3/  Based on total investments as of May 31, 2001.


Annual Report    page 6

                 Portfolio of Investments
                 Nuveen Floating Rate Fund
                 May 31, 2001

                                             Ratings*
                                            -----------
    Principal                                               Stated
 Amount (000) Description                   Moody's S&P Maturity** Market Value
-------------------------------------------------------------------------------
              VARIABLE RATE SENIOR LOAN
              INTERESTS(/1/) and INTEREST
              BEARING SECURITIES - 85.3%

              Aerospace/Defense - 5.6%

     $  3,000 Alliant Techsystems, Inc.,        Ba2 BB-   04/20/09 $  3,041,875
               Term Loan B

        3,000 DeCrane Aircraft Holdings,         B2  B+   12/17/06    2,996,250
               Inc., Term Loan D

        1,454 Vought Aircraft Industries,        NR  NR   07/24/06    1,454,450
               Inc., Term Loan A

-------------------------------------------------------------------------------
                                                                      7,492,575
-------------------------------------------------------------------------------
              Automotive - 0.7%

        1,000 Metaldyne                         Ba3 BB-   11/28/08      930,000
               Corporation/Metalyc
               Company, LLC, Term Loan B

-------------------------------------------------------------------------------
              Beverage, Food & Tobacco -
               0.7%

          887 Merisant Company, Term Loan       Ba3 BB-   03/31/07      889,144
               B

-------------------------------------------------------------------------------
              Broadcasting/Cable - 2.2%

        1,000 Century Cable Holdings,           Ba3  BB   12/31/09    1,000,000
               LLC, Term Loan B

        2,000 Insight Midwest Holdings,         Ba3 BB+   12/31/09    2,016,250
               LLC, Term Loan B

-------------------------------------------------------------------------------
                                                                      3,016,250
-------------------------------------------------------------------------------
              Buildings & Real Estate -
               3.3%

        3,985 NRT, Inc., Term Loan              Ba3  NR   07/31/04    3,945,113

        1,000 Washington Group                    C  CC   07/01/10       90,000
               International, Bond (a)(b)

          995 Washington Group                 Caa3 CCC   07/07/07      425,363
               International, Term Loan B

-------------------------------------------------------------------------------
                                                                      4,460,476
-------------------------------------------------------------------------------
              Cargo Transportation - 1.4%

          988 North American Van Lines,          B1  B+   11/18/07      925,781
               Term Loan B

          926 RailAmerica, Inc., Term           Ba3 BB-   12/31/06      930,263
               Loan B
-------------------------------------------------------------------------------
                                                                      1,856,044
-------------------------------------------------------------------------------
              Chemicals, Plastics &
              Rubber - 5.5%

        2,625 CP Kelco ApS, Term Loan B          B1  B+   03/31/08    2,539,688

          875 CP Kelco ApS, Term Loan C          B1  B+   09/30/08      844,375

        3,990 Hercules, Inc., Term Loan D       Ba1  BB   11/15/05    4,004,963

-------------------------------------------------------------------------------
                                                                      7,389,026
-------------------------------------------------------------------------------
              Construction Materials -
               3.7%

        4,950 Mueller Group, Inc., Term          B1  B+   05/05/08    4,984,031
               Loan D

-------------------------------------------------------------------------------
              Containers, Packaging &
              Glass - 6.2%

        1,000 Greif Bros. Corporation,          Ba3  BB   02/28/08    1,007,500
               Term Loan B

        1,691 Stone Container                   Ba3  B+   10/01/03    1,699,781
               Corporation, Term Loan C

        1,557 Stone Container                   Ba3  B+   10/01/03    1,565,306
               Corporation, Term Loan D

          993 Tekni-Plex, Inc., Term Loan        B1  B+   06/21/08      960,244
               B

        3,000 United States Can Company,         B1 BB-   10/04/08    2,992,500
               Term Loan B

-------------------------------------------------------------------------------
                                                                      8,225,331
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7

                 Portfolio of Investments
                 Nuveen Floating Rate Fund (continued)
                 May 31, 2001

                                             Ratings*
                                            -----------
    Principal                                               Stated
 Amount (000) Description                   Moody's S&P Maturity** Market Value
-------------------------------------------------------------------------------
              Diversified Manufacturing -
               8.3%

     $    768 Actuant Corp., Term Loan B         B1 BB-   07/30/08 $    767,966

        1,975 Blount, Inc., Term Loan B          B1   B   06/30/06    1,960,353

        2,000 Dresser, Inc., Term Loan B        Ba3 BB-   04/10/09    2,016,875

        1,990 GenTek, Inc., Term Loan C         Ba3  BB   10/31/07    1,920,350

        4,883 Superior Telecom, Term Loan        B2  B+   11/27/05    4,296,914
               B

-------------------------------------------------------------------------------
                                                                     10,962,458
-------------------------------------------------------------------------------
              Ecological - 2.6%

        1,182 Allied Waste North America,       Ba3  BB   07/21/06    1,180,249
               Term Loan B

        1,418 Allied Waste North America,       Ba3  BB   07/21/07    1,416,298
               Term Loan C

          900 Stericycle, Inc., Term Loan        B1 BB-   11/10/06      901,125
               B

-------------------------------------------------------------------------------
                                                                      3,497,672
-------------------------------------------------------------------------------
              Electronics/Electronic
              Services - 2.2%

        1,995 AMI Semiconductor, Inc.,          Ba3 BB-   12/21/06    1,987,519
               Term Loan B

          995 Seagate Technology                 NR BB+   11/22/06      985,050
               Holdings, Inc., Term Loan
               B

-------------------------------------------------------------------------------
                                                                      2,972,569
-------------------------------------------------------------------------------
              Farming & Agricultural -
               0.7%

          964 Shemin Holdings                    NR  NR   01/28/07      954,643
               Corporation, Term Loan B

-------------------------------------------------------------------------------
              Finance & Banking - 1.3%

        2,000 Finova Group, Inc., The            NR  NR   05/16/03    1,720,000
               Revolver 2003 (a)(b)

-------------------------------------------------------------------------------
              Grocery - 2.2%

        2,992 Pathmark Stores, Inc., Term        NR  NR   07/15/07    2,999,046
               Loan B

-------------------------------------------------------------------------------
              Healthcare - 1.5%

        2,000 Traid Hospitals, Inc., Term       Ba3  B+   09/30/08    2,017,500
               Loan B

-------------------------------------------------------------------------------
              Healthcare & Beauty Aids -
               1.5%

        2,000 Advance PCS, Term Loan B          Ba3  BB   10/02/07    2,017,500

-------------------------------------------------------------------------------
              Home & Office Furnishings,
              Housewares & Durable
              Consumer Products - 3.6%

        1,989 Collins & Aikman                  Ba3 BB-   01/25/08    1,981,869
               Floorcoverings, Inc., Term
               Loan B

        2,903 Jostens, Inc., Term Loan B         B1 BB-   05/31/08    2,908,473

-------------------------------------------------------------------------------
                                                                      4,890,342
-------------------------------------------------------------------------------
              Hotels, Motels, Inns &
              Gaming - 6.0%

        2,475 Aladdin Gaming, LLC, Term          B3  NR   12/31/08    2,128,500
               Loan D

          528 Isle of Capri Casinos,            Ba2 BB-   03/02/06      528,825
               Inc., Term Loan B

          462 Isle of Capri Casinos,            Ba2 BB-   03/02/07      462,722
               Inc., Term Loan C

        1,563 Wyndham International,             NR  NR   06/30/04    1,554,688
               Inc., Increasing Rate Loan

        3,438 Wyndham International,             NR  NR   06/30/06    3,411,719
               Inc., Term Loan B

-------------------------------------------------------------------------------
                                                                      8,086,454
-------------------------------------------------------------------------------
              Leisure & Entertainment -
               0.7%

          983 Bally Total Fitness Holding        B1  B+   11/10/04      983,641
               Corporation, Term Loan

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8

                                                    Ratings*
                                                  ------------
    Principal                                                      Stated
 Amount (000) Description                         Moody's S&P  Maturity** Market Value
--------------------------------------------------------------------------------------
              Machinery - 1.5%

     $  1,986 Flowserve Corp., Term Loan B             B1  BB-   06/30/08 $  2,004,584

--------------------------------------------------------------------------------------
              Non-Durable Consumer Products -
               0.7%

        1,000 Playtex Products, Inc., Term Loan       Ba3  BB-   05/31/09      999,000
               B

--------------------------------------------------------------------------------------
              Paper & Forest Products - 0.1%

        4,500 California Pollution Control             NR   NR   07/01/19      180,000
               Financing Authority, CanFibre of
               Riverside Project, Bond (a)(b)

--------------------------------------------------------------------------------------
              Personal & Miscellaneous
              Services - 1.1%

        1,423 Weight Watchers International,          Ba2   B+   09/30/06    1,437,976
               Inc., Transferable Loan
               Certificate Facility

--------------------------------------------------------------------------------------
              Retail/Catalog - 3.4%

        4,670 Micro Warehouse, Inc., Term Loan         B1  BB-   01/31/07    4,530,386
               B

--------------------------------------------------------------------------------------
              Retail/Oil & Gas - 1.9%

        2,500 TravelCenters of America, Inc.,         Ba3   BB   11/14/08    2,528,125
               Term Loan B

--------------------------------------------------------------------------------------
              Retail/Stores - 3.5%

          845 Rent-A-Center, Term Loan D              Ba3  BB-   12/31/07      846,970

        1,940 SDM Corporation, Term Loan C            Ba3   BB   02/04/08    1,950,218

        1,940 SDM Corporation, Term Loan E            Ba3   BB   02/04/09    1,950,218

--------------------------------------------------------------------------------------
                                                                             4,747,406
--------------------------------------------------------------------------------------
              Telecommunications/Cellular/PCS -
               2.4%

          176 Airgate PCS, Inc., Tranche 1 Loan        NR   NR   06/06/07      174,357

          547 Airgate PCS, Inc., Tranche 2 Loan        NR   NR   09/30/08      531,270

          503 American Cellular Corporation,          Ba3  BB-   03/31/08      498,054
               Term Loan B

          575 American Cellular Corporation,          Ba3  BB-   03/31/09      569,205
               Term Loan C

        1,500 Voicestream PCS Holdings, Term           B1   B+   02/25/09    1,496,719
               Loan B

--------------------------------------------------------------------------------------
                                                                             3,269,605
--------------------------------------------------------------------------------------
              Telecommunications/Competitive
              Local Exchange Carrier (CLEC) -
               0.6%

        3,000 WCI Capital Corporation, Term          Caa3    D   09/30/07      780,000
               Loan B (b)

--------------------------------------------------------------------------------------
              Telecommunications/Hybrid - 0.8%

        1,000 360 Networks Holdings, Inc., Term        B1  BB-   12/31/07      438,333
               Loan B (b)

          667 Global Crossing holdings, Ltd.,         Ba1 BBB-   06/30/06      663,958
               Term Loan B

--------------------------------------------------------------------------------------
                                                                             1,102,291
--------------------------------------------------------------------------------------
              Telecommunications/Satellite -
               2.7%

        3,993 Satelites Mexicanos SA DE CV,            B1   B+   06/30/04    3,673,560
               Loan

--------------------------------------------------------------------------------------
              Transportation/Rail
               Manufacturing - 0.7%

          998 Kansas City Southern Railway            Ba1  BB+   12/29/06    1,004,773
               Company, Term Loan B

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
9

                 Portfolio of Investments
                 Nuveen Floating Rate Fund (continued)
                 May 31, 2001

                                            Ratings*
                                           -----------
    Principal                                              Stated
 Amount (000) Description                  Moody's S&P Maturity** Market Value
-------------------------------------------------------------------------------
              Utilities - 6.0%

     $  3,000 AES EDC Funding II, LLC,          NR  NR   10/06/03 $  2,998,125
               Term Loan

        3,008 AES Texas Funding III,            NR  NR   03/31/02    3,011,452
               LLC, Term Loan

          990 TNP Enterprises, Inc.,           Ba2 BB+   03/30/06      990,000
               Term Loan

          995 Western Resources, Inc.,          NR  NR   03/17/03    1,003,705
               Term Loan B

-------------------------------------------------------------------------------
                                                                     8,003,282
-------------------------------------------------------------------------------
              Total Variable Rate Senior                           114,605,690
               Loan Interests and
               Interest Bearing
               Securities (cost
               $119,267,867)
         ----------------------------------------------------------------------
              SHORT-TERM INVESTMENTS -
                14.7%

              Commercial Paper:

        4,000 Albertson's, Inc.,                         06/04/01    3,998,600
               yielding 4.20%

        4,000 Chevron Phillips, yielding                 06/01/01    4,000,000
               4.30%

        3,150 Cooper Tire, yielding                      06/01/01    3,150,000
               4.30%

        1,042 Earthgrains Co., yielding                  06/01/01    1,042,000
               4.40%

              Phillips Petroleum Co.:
        3,000  Yielding 4.35%                            06/01/01    3,000,000
          518  Yielding 4.30%                            06/01/01      518,000

        4,000 Texas Utilities Company,                   06/01/01    4,000,000
               yielding 4.45%

-------------------------------------------------------------------------------
              Total Short-Term                                      19,708,600
               Investments (cost
               $19,708,600)
         ----------------------------------------------------------------------
              Total Investments (cost                              134,314,290
               $138,976,467) - 100.0%
         ----------------------------------------------------------------------
              Other Assets Less                                         (9,205)
               Liabilities - 0.0%
         ----------------------------------------------------------------------
              Net Assets - 100%                                   $134,305,085
         ----------------------------------------------------------------------

NRNot rated.
         * Bank loans rated below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade. Ratings are not covered by the Report of Independent Accoun-tants.
         ** Senior Loans in the Fund's portfolio generally are subject to man-datory and/or optional prepayment. Because of these mandatory pre-payment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remain-ing maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown. The Fund es-timates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.
         (1) Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are gener-ally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks, and (iii) the certificate of deposit rate. Senior loans are gen-erally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.
         (a) During or subsequent to the fiscal year ended May 31, 2001, the Senior Loan or interest bearing security was non-income produc-ing.
         (b) During or subsequent to the fiscal year ended May 31, 2001, the borrower or issuer filed for protection in federal bankruptcy court.



                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
10

                 Statement of Net Assets
                 Nuveen Floating Rate Fund
                 May 31, 2001


--------------------------------------------------------------
Assets
Investments, at market value (cost $138,976,467)  $134,314,290
Cash                                                       819
Receivables:
 Interest                                            1,175,511
 Shares sold                                           200,687
Other assets                                             2,878
--------------------------------------------------------------
  Total assets                                     135,694,185
--------------------------------------------------------------
Liabilities
Distribution and service fees                          108,112
Dividends payable                                      852,594
Management fees                                        157,172
Other liabilities                                      271,222
--------------------------------------------------------------
  Total liabilities                                  1,389,100
--------------------------------------------------------------
Net assets                                        $134,305,085
--------------------------------------------------------------
Class A Shares
Net assets                                        $  5,352,832
Shares outstanding                                     560,668
Net asset value per share                         $       9.55
--------------------------------------------------------------
Class B Shares
Net assets                                        $ 30,963,512
Shares outstanding                                   3,243,698
Net asset value per share                         $       9.55
--------------------------------------------------------------
Class C Shares
Net assets                                        $ 95,891,157
Shares outstanding                                  10,041,656
Net asset value per share                         $       9.55
--------------------------------------------------------------
Class R Shares
Net assets                                        $  2,097,584
Shares outstanding                                     219,993
Net asset value per share                         $       9.53
--------------------------------------------------------------


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
11

                 Statement of Operations
                 Nuveen Floating Rate Fund
                 Year Ended May 31, 2001


---------------------------------------------------------------------
Investment Income
Interest                                                 $10,726,837
Fees                                                          39,453
---------------------------------------------------------------------
Total investment income                                   10,766,290
---------------------------------------------------------------------
Expenses
Management fees                                              820,096
Service fees - Class A                                        12,592
Distribution and service fees - Class B                      219,527
Waiver of distribution fees - Class B                        (21,932)
Distribution and service fees - Class C                      724,888
Shareholders' servicing agent fees and expenses              306,484
Custodian's fees and expenses                                460,383
Trustees' fees and expenses                                   12,340
Professional fees                                             24,972
Shareholders' reports - printing and mailing expenses         73,093
Federal and state registration fees                           60,491
Other expenses                                                35,717
---------------------------------------------------------------------
Total expenses                                             2,728,651
 Expense reimbursement and waivers from the Adviser         (557,919)
---------------------------------------------------------------------
Net expenses                                               2,170,732
---------------------------------------------------------------------
Net investment income                                      8,595,558
---------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions       (726,818)
Change in net unrealized appreciation (depreciation) of
 investments                                              (4,707,971)
---------------------------------------------------------------------
Net gain (loss) from investments                          (5,434,789)
---------------------------------------------------------------------
Net increase in net assets from operations               $ 3,160,769
---------------------------------------------------------------------


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
12

                 Statement of Changes in Net Assets
                 Nuveen Floating Rate Fund

                                                                    11/29/99
                                                               (commencement
                                                                          of
                                                                 operations)
                                                   Year Ended        through
                                                      5/31/01        5/31/00
-----------------------------------------------------------------------------
Operations
Net investment income                            $  8,595,558    $ 1,749,558
Net realized gain (loss) from investment
 transactions                                        (726,818)         2,961
Change in net unrealized appreciation
 (depreciation) of investments                     (4,707,971)        45,793
-----------------------------------------------------------------------------
Net increase in net assets from operations          3,160,769      1,798,312
-----------------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net investment income:
 Class A                                             (442,851)       (56,996)
 Class B                                           (1,777,218)      (218,767)
 Class C                                           (5,786,040)      (861,195)
 Class R                                             (889,027)      (644,320)
From accumulated net realized gains from
 investment transactions:
 Class A                                                 (136)            --
 Class B                                                 (595)            --
 Class C                                               (1,965)            --
 Class R                                                 (267)            --
-----------------------------------------------------------------------------
Decrease in net assets from distributions to
 shareholders                                      (8,898,099)    (1,781,278)
-----------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                   91,072,906     68,520,246
Net proceeds from shares issued to shareholders
 due to reinvestment of distributions               4,058,372        447,137
-----------------------------------------------------------------------------
                                                   95,131,278     68,967,383
Cost of shares redeemed                           (23,672,020)      (501,260)
-----------------------------------------------------------------------------
Net increase in net assets from Fund share
 transactions                                      71,459,258     68,466,123
-----------------------------------------------------------------------------
Net increase in net assets                         65,721,928     68,483,157
Net assets at the beginning of period              68,583,157        100,000
-----------------------------------------------------------------------------
Net assets at the end of period                  $134,305,085    $68,583,157
-----------------------------------------------------------------------------
Accumulated distributions in excess of net
 investment income at the end of period          $   (331,298)   $   (31,720)
-----------------------------------------------------------------------------


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
13

                 Statement of Cash Flows
                 Nuveen Floating Rate Fund
                 Year Ended May 31, 2001


---------------------------------------------------------------------
Change in Net Assets from Operations                    $  3,160,769
---------------------------------------------------------------------
Adjustments to Reconcile the Change in Net Assets from
 Operations to Net Cash used for Operating Activities:
 Increase in investments at value                        (65,612,026)
 Increase in interest receivable                            (706,865)
 Decrease in receivable from shares sold                     605,943
 Increase in other assets                                     (1,084)
 Increase in management fees                                 144,704
 Increase in distribution and service fees                    67,495
 Increase in other liabilities                                40,357
---------------------------------------------------------------------
 Net cash used for operating activities                  (62,300,707)
---------------------------------------------------------------------
Cash Flows from Financing Activities:
Proceeds from shares sold                                 91,072,906
Cost of shares redeemed                                  (23,672,020)
Cash dividends paid                                       (4,414,789)
Decrease in cash overdraft                                  (684,571)
---------------------------------------------------------------------
 Net cash provided by financing activities                62,301,526
---------------------------------------------------------------------
Net Increase in Cash                                             819
Cash at the beginning of year                                     --
---------------------------------------------------------------------
Cash at the End of Year                                 $        819
---------------------------------------------------------------------



                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
14

Notes to Financial Statements

1. General Information and Significant Accounting Policies
The Nuveen Floating Rate Fund (the "Fund") is a continuously offered, non-di-versified, closed-end management investment company registered under the In-vestment Company Act of 1940, as amended. The Fund was organized as a Massa-chusetts business trust on June 28, 1999. Prior to commencement of operations on November 29, 1999, the Fund had no operations other than those related to organizational matters and the initial capital contribution of $100,000 by Nuveen Senior Loan Asset Management Inc. (the "Adviser"), a wholly owned sub-sidiary of The John Nuveen Company.

The Fund seeks to provide a high level of current income, consistent with preservation of capital by investing primarily in senior secured loans whose interest rates float or adjust periodically based on a benchmark interest rate index. The Fund may also periodically borrow money (either directly from banks or by issuing debt), the proceeds of which will be invested in senior loans.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with ac-counting principles generally accepted in the United States.

Investment Valuation
The prices of senior loans in the Fund's investment portfolio are provided by independent pricing services approved by the Fund's Board of Trustees. The pricing service providers typically value senior loans at the mean of the highest bona fide bid and the lowest bona fide ask prices when current quota-tions are readily available. Senior loans for which current quotations are not readily available are valued at fair value using a wide range of market data and other information and analysis, including credit characteristics consid-ered relevant by such pricing service providers to determine valuations. The Board of Trustees of the Fund has approved procedures which permit the Adviser to override the price provided by the independent pricing service. There were no senior loan price overrides during the fiscal year ended May 31, 2001. Short-term investments which mature within 60 days are valued at amortized cost, which approximates market value.

The senior loans in which the Fund invests are generally not listed on any ex-change and the secondary market for those senior loans is comparatively illiq-uid relative to markets for other fixed income securities. Because of the com-paratively illiquid markets, the value of a senior loan may differ signifi-cantly from the value that would have been used had there been an active mar-ket for that senior loan.

On May 21, 2001, the Adviser substituted its valuation for JJ Kenny's price on the California Pollution Control Financing Authority, CanFibre of Riverside Project bond. On the following day, JJ Kenny repriced the bonds in line with the Adviser's valuation.

Investment Transactions
Investment transactions are recorded on a trade date basis.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts. Facility fees on senior loans purchased are treated as market discounts. Market premiums and discounts are amortized over the expected life of each respective borrowing. Fees con-sist primarily of amendment fees. Amendment fees are earned as compensation for reviewing and accepting changes to the original credit agreement.

Dividends and Distributions to Shareholders
The Fund intends to declare daily and pay monthly dividends from net invest-ment income. Generally payment is made or reinvestment is credited to share-holder accounts on the first business day after month-end. Net realized capi-tal gains from investment transactions, if any, are distributed to sharehold-ers not less frequently than annually. Furthermore, capital gains are distrib-uted only to the extent they exceed available capital loss carryforwards.

The amount and timing of distributions from net investment income and net re-alized capital gains are determined in accordance with federal income tax reg-ulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income to its shareholders. Therefore, no federal income tax provision is required.

Flexible Sales Charge Program
The Fund offers Class A, B, C and R Shares. Class A Shares can be purchased at net asset value per share only upon conversion of Class B Shares, through an exchange of Class A Shares of certain Nuveen mutual funds, by reinvesting dis-tributions from any Nuveen Defined Portfolio, or under certain other limited circumstances. Class A Shares are subject to a service fee of 0.25% of the av-erage daily net assets. Class B Shares can be purchased at net asset value per share without any initial sales charge. Class B

-------------------------------------------------------------------------------
15

Shares are subject to a distribution fee of up to 0.75% (currently 0.65% as a result of a voluntary expense limitation) of the average daily net assets and a service fee of 0.25% of the average daily net assets. An investor purchasing Class B Shares agrees to pay any early withdrawal charge ("EWC") of up to 3% depending upon the length of time the shares are held by the investor (EWC is reduced to 0% at the end of five years). Class B Shares convert to Class A Shares six years after purchase. Class C Shares can be purchased at net asset value per share without any initial sales charge. Class C Shares are subject to a distribution fee of 0.75% of the average daily net assets and a service fee of 0.25% of the average daily net assets. An investor purchasing Class C Shares agrees to pay an EWC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or distribution or service fees. Class R Shares are available only under limited circumstanc-es.

Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended May 31, 2001.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with accounting princi-ples generally accepted in the United States requires management to make esti-mates and assumptions that affect the reported amounts of assets and liabili-ties at the date of the financial statements and the reported amounts of in-creases and decreases in net assets from operations during the reporting peri-od. Actual results may differ from those estimates.

Audit Guide
In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual finan-cial statements issued for fiscal years beginning after December 15, 2000. It is not anticipated that the adoption of the Guide will have a significant ef-fect on the financial statements.

2. Fund Shares
Transactions in Fund shares were as follows:

                                                      11/29/99
                                                  (commencement of
                                                 operations) through
                        Year ended 5/31/01             5/31/00
                      ------------------------  ----------------------
                          Shares        Amount     Shares       Amount
-----------------------------------------------------------------------
Shares sold:
 Class A                 410,653  $  4,093,754    217,180  $ 2,171,547
 Class B               2,322,863    23,008,984  1,043,389   10,431,659
 Class C               6,366,560    63,108,820  3,943,184   39,425,872
 Class R                  87,058       861,348  1,649,139   16,491,168
Shares issued to
 shareholders due to
 reinvestment of
 distributions:
 Class A                  26,272       259,905      2,436       24,354
 Class B                  68,484       668,909      7,202       72,000
 Class C                 307,992     3,030,839     33,712      337,015
 Class R                   9,998        98,719      1,377       13,768
-----------------------------------------------------------------------
                       9,599,880    95,131,278  6,897,619   68,967,383
-----------------------------------------------------------------------
Shares redeemed:
 Class A                 (98,351)     (969,424)       (22)        (216)
 Class B                (196,483)   (1,933,576)    (4,257)     (42,573)
 Class C                (566,445)   (5,573,590)   (45,847)    (458,471)
 Class R              (1,530,079)  (15,195,430)        --           --
-----------------------------------------------------------------------
                      (2,391,358)  (23,672,020)   (50,126)    (501,260)
-----------------------------------------------------------------------
Net increase           7,208,522  $ 71,459,258  6,847,493  $68,466,123
-----------------------------------------------------------------------

The Fund will make quarterly offers to repurchase shares at net asset value (each, a "Repurchase Offer"). The next Repurchase Offer is scheduled to occur in September 2001. The results of the June 2001 Repurchase Offer are as fol-lows:

          Shares     Amount
---------------------------
 Class A  16,693 $  159,417
 Class B  65,478    625,319
 Class C 533,563  5,095,530
 Class R      --         --
---------------------------

-------------------------------------------------------------------------------
16

3. Investment Transactions
Purchases and sales of investments (excluding short-term investments) during the fiscal year ended May 31, 2001, aggregated $112,983,250 and $56,062,165, respectively.

At May 31, 2001, the cost of investments owned for federal income tax purposes was $139,666,789.

At May 31, 2001, the Fund had an unused capital loss carryforward of $36,496 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2009.

4. Unrealized Appreciation (Depreciation)
At May 31, 2001, net unrealized depreciation of senior loans for federal in-come tax purposes aggregated $5,352,499 of which $534,224 related to appreci-ated senior loans and $5,886,723 related to depreciated senior loans.

5. Management Fee and Other Transactions with Affiliates
Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, of .7500 of 1%, reduced on managed assets of $1 billion or more, which is based upon the average daily managed assets of the Fund. "Managed assets" shall mean the average daily gross asset value of the Fund, minus the Fund's accrued liabilities (other than the principal amount of any borrowings incurred, and commercial paper or notes issued by the Fund).

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Fund pays no com-pensation directly to those of its Trustees who are affiliated with the Ad-viser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates.

The Adviser may voluntarily reimburse or waive expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 2001, Nuveen Investments (the "Distribu-tor"), a wholly owned subsidiary of The John Nuveen Company, received service fees on Class A Shares, substantially all of which were paid to compensate au-thorized dealers for providing services to shareholders relating to their in-vestments.

During the fiscal year ended May 31, 2001, the Distributor compensated autho-rized dealers directly with approximately $1,292,800 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all service fees collected on Class B Shares during the first year following a purchase, all distribution fees collected on Class B Shares, and all service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2001, the Distributor retained approximately $842,900 in such fees. The remaining fees charged to the Fund were paid to compensate au-thorized dealers for providing services to shareholders relating to their in-vestments. The Distributor also collected and retained approximately $92,400 of EWC on share redemptions during the fiscal year ended May 31, 2001.

At May 31, 2001, the Adviser owned 2,500 shares of each Class of A, B, C and
R.

6. Composition of Net Assets
At May 31, 2001, the Fund had an unlimited number of $.01 par value shares au-thorized. Net assets consisted of:

-----------------------------
Capital paid-
 in             $140,025,380
Accumulated
 distributions
 in excess of
 net
 investment
 income             (331,298)
Accumulated
 net realized
 gain (loss)
 from
 investment
 transactions       (726,820)
Net unrealized
 appreciation
 (depreciation)
 of
 investments      (4,662,177)
-----------------------------
Net assets      $134,305,085
-----------------------------

7. Commitments
Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Fund had unfunded loan commitments of approximately $6.6 million as of May 31, 2001. The Fund generally will maintain with its custodian short-term in-vestments and/or cash having an aggregate value at least equal to the amount of unfunded loan commitments.

8. Senior Loan Participation Commitments
The Fund invests primarily in assignments, participations, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to corporations, partnerships, and other entities. If the Fund purchases a par-ticipation of a Senior Loan Interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the partic-ipation, but not with the borrower directly. As such, the Fund assumes the credit risk of the Borrower, selling participant or other persons interpositioned between the Fund and the Borrower. There were no such partici-pation commitments as of May 31, 2001.

9. Borrowings
In accordance with its investment policies, the Fund may borrow money from banks for investment purposes in an amount up to approximately 10% of the Fund's net assets.

On October 4, 2000, the Fund entered into a $15 million revolving credit agreement with Deutsche Bank AG, which expires October 3, 2001. Interest is charged at a rate of the Fed Funds rate plus .50%, LIBOR plus .50% or the Prime Rate. An unused commitment fee of .125% is charged on the unused portion of the facility. During the fiscal year ended May 31, 2001, there were no borrowings under the revolving credit agreement and, therefore, there was no outstanding revolving credit balance at May 31, 2001.

-------------------------------------------------------------------------------
17

                 Financial Highlights

                 Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                   Investment Operations              Less Distributions
                             -------------------------------    ------------------------------

                                               Net                  From
                                         Realized/                and in
                                        Unrealized                Excess
                 Beginning        Net      Invest-                of Net                          Ending
                       Net    Invest-         ment               Invest-                             Net
Year Ended           Asset       ment         Gain                  ment    Capital                Asset         Total
May 31,              Value     Income       (Loss)     Total      Income      Gains    Total       Value     Return(a)
----------------------------------------------------------------------------------------------------------------------
Class A (11/99)
 2001               $10.00       $.84       $(.42)      $.42       $(.87)      $--     $(.87)     $ 9.55          4.23%
 2000(c)             10.00        .40          --        .40        (.40)       --      (.40)      10.00          4.03
Class B (11/99)
 2001                10.00        .77        (.42)       .35        (.80)       --      (.80)       9.55          3.54
 2000(c)             10.00        .37        (.01)       .36        (.36)       --      (.36)      10.00          3.69
Class C (11/99)
 2001                10.00        .76        (.42)       .34        (.79)       --      (.79)       9.55          3.42
 2000(c)             10.00        .36          --        .36        (.36)       --      (.36)      10.00          3.62
Class R (11/99)
 2001                10.00        .88        (.46)       .42        (.89)       --      (.89)       9.53          4.27
 2000(c)             10.00        .39         .02        .41        (.41)       --      (.41)      10.00          4.15
----------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                             Ratios/Supplemental Data
                    -------------------------------------------------------------------------
                                       Before                    After
                                   Reimbursement/            Reimbursement/
                                       Waivers                  Waivers(b)
                                --------------------      ---------------------
                                               Ratio                      Ratio
                                                  of                         of
                                                 Net                        Net
                                             Invest-                    Invest-
                                Ratio of        ment       Ratio of        ment
                                Expenses      Income       Expenses      Income
                      Ending         to          to             to          to
                         Net    Average     Average        Average     Average     Portfolio
Year Ended            Assets        Net         Net            Net         Net      Turnover
May 31,                (000)     Assets      Assets         Assets      Assets          Rate
---------------------------------------------------------------------------------------------
Class A (11/99)
 2001                $ 5,353      1.91%        7.99%         1.39%        8.51%           62%
 2000(c)               2,221      3.14*        5.66*          .95*        7.85*            6
Class B (11/99)
 2001                 30,964      2.49         7.32          2.02         7.80            62
 2000(c)              10,489      3.72*        5.16*         1.60*        7.28*            6
Class C (11/99)
 2001                 95,891      2.62         7.22          2.12         7.72            62
 2000(c)              39,341      3.90*        4.92*         1.70*        7.12*            6
Class R (11/99)
 2001                  2,098      1.95         8.16          1.25         8.87            62
 2000(c)              16,532      3.53*        4.85*          .70*        7.68*            6
---------------------------------------------------------------------------------------------

* Annualized.
(a) Total returns are calculated on net asset value and are not annualized.
(b) After expense reimbursement and waivers from the investment adviser, where applicable.
(c) For the period November 29, 1999 (commencement of operations) through May 31, 2000.




                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
18

Report of Independent Accountants


The Board of Trustees and Shareholders of
Nuveen Floating Rate Fund:

We have audited the accompanying statement of assets and liabilities of Nuveen Floating Rate Fund (the "Fund"), including the portfolio of investments, as of May 31, 2001, and the related statement of operations, and cash flows for the year then ended, and the changes in net assets, and financial highlights for the year then ended and for the period November 29, 1999 (commencement of in-vestment operations) to May 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial high-lights based on our audits.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the finan-cial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2001, by correspondence with the custodian and selling or agent banks. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as eval-uating the overall financial statement presentation. We believe that our au-dits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Nuveen Floating Rate Fund as of May 31, 2001, the results of its operations, and cash flows for the year then ended and changes in net assets, and the fi-nancial highlights for the year then ended and for the period from November 29, 1999 (commencement of investment operations) to May 31, 2000, in confor-mity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois
July 15, 2001

-------------------------------------------------------------------------------
19

                                     Notes

Fund Information

Board of Trustees
James E. Bacon
William E. Bennett
Jack B. Evans
William L. Kissick
Thomas E. Leafstrand
Timothy R. Schwertfeger
Sheila W. Wellington

Fund Manager
Nuveen Senior Loan Asset
Management Inc.
Oakbrook, IL

Legal Counsel
Chapman and Cutler
Chicago, IL

Independent Public Accountants
KPMG LLP
Chicago, IL

Transfer Agent and Shareholder Services
Chase Global Funds Services Company
Nuveen Investor Services
P.O. Box 660086
Dallas, Texas  75266-0086
(800) 257-8787


NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

      Serving
Investors
      For Generations
--------------------------------------------------------------------------------

A 100-Year Tradition of Quality Investments

John Nuveen, Sr.
[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.

[NUVEEN INVESTMENTS LOGO APPEARS HERE]


Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com